Exhibit 99.1

FORWARD-LOOKING STATEMENT The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. You should not place undue reliance on these statements as the forward-looking statements are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements. Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat or occurrence of acts of terror or the occurrence or escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits. Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

REGIONS FINANCIAL CORPORATION Building A Better, More Profitable Franchise $84 billion in assets Over $15 billion in market capitalization $4.6 billion* in revenues from diversified sources 5 million customers Strong banking franchise in South, Midwest and Texas Over 240 brokerage offices in 15 states * Based on annualized 2H04 financial results

REGIONS FINANCIAL CORPORATION Building a Stronger, Better Positioned Franchise Regions Bank Morgan Keegan Regions Insurance Group

REGIONS' BETTER POSITIONING ENHANCES LONG-TERM OPPORTUNITIES TX AK LA TN AL GA SC NC FL MO IO IL IN KY MS Mkt. Position Improved to 6th from 17th in Florida Mkt. Position Improved to 15th from 20th in Texas Mkt. Position Improved to 4th from 8th in Tennessee New Mkt. Position in Kentucky, Indiana, Illinois and Missouri Note: Mkt. position indicated is comparison between legacy Regions' and combined company's deposit share ranking according to 6/30/04 FDIC data. 6

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 60 8 2 2 15 12 18 REGIONS HAS THE RIGHT PRODUCT SET AND A BETTER BUSINESS MIX 40% of Total Revenues from Fee Income Combined Revenue Composition* Insurance 2% Net Interest Inc 60% Mortgage Banking 8% Brokerage & Trust 15% Other 2% Banking - Fees 13% * Based on 4Q04 financial results; excludes security gains/losses

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 8.3 31.4 25.9 9.6 24.8 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 7.7 27.9 36.6 9.2 18.6 20 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 DIVERSIFIED BUSINESS MIX Ability to Adapt to Market Conditions FYE 12/31/03 FYE 12/31/04 Equity Capital Markets Dividends, Interest and Other Private Client Fixed Income Capital Markets Investment Advisory and Trust Total Revenues $694.4 MM Total Revenues $727.2 MM

POTENTIAL GROWTH FROM LEVERAGING MORGAN KEEGAN'S PRODUCT SET AND SKILLS Regions Bank Morgan Keegan Regions Insurance Group

Event Scheduled Timing Completed Day 1 - Legal merger, Employee/Customer launch events, consolidations (e.g. Credit Policy, Finance, HR) July 1, 2004 July 1, 2004 Top 200 executives in place July 1, 2004 July 1, 2004 Regions and Union Planters ATM's linked July 1, 2004 July 1, 2004 Combined new board and committee meetings July 15, 2004 July 15, 2004 Conversion of PFIC into Morgan Keegan August 2004 August 1, 2004 Mortgage Servicing Platform Conversion 3Q04 September, 2004 3Q04 reporting October 2004 October 15, 2004 Achieve cost saves of $30 million December 31, 2004 December 31, 2004 INITIAL MERGER TARGETS HAVE ALL BEEN ACCOMPLISHED ON SCHEDULE

Event Scheduled Timing Completed Re-Branding of non-overlap branches 1Q05 In Process Phase 1 Bank Conversion (170 branches, AL, AK, LA, TN, TX) 2Q05 Mortgage Origination Platform Conversion 4Q04-1Q05 Phase 2 Bank Conversion (260 branches, AL, AK, MS, TN) 3Q05 Trust Conversion 3Q05 Phase 3 Bank Conversion (270 branches, FL, IL, IN, IA, KY, MO) 4Q05 Achieve cumulative cost saves of $130-$150 million December 31, 2005 Achieve cumulative cost saves of $200 million June 30, 2006 CONTINUING TO SUCCESSFULLY EXECUTE MERGER PLAN

GROWING LOANS AND DEPOSITS WHILE SUCCESSFULLY MANAGING MERGER 6/30/04* 9/30/2004 12/31/2004 East 46.6 47.3 48.2 6/30/04* 9/30/2004 12/31/2004 East 49 49.3 50.1 Community Banking Loans $ in billions *Pro Forma combined Regions and Union Planters Community Banking Deposits 7%, annualized, growth 4.5%, annualized, growth

IMPLEMENTING NEW RETAIL SALES CAMPAIGNS

- Credit Acquisition Campaign
  - 2005 Goal: $1.2 billion (28% growth) in Equity AssetLines
- Deposit Acquisition Campaign
  - 2005 Goal: 500,000 new DDAs
  - 75% Visa Check Card penetration of new accounts
  - 20% bill pay penetration of new DDAs
- Book of Business Campaign
  - Increase services per MainSail household
  - 18% growth in MainSail households
  - Convert potential MainSails into new MainSails
  - Retain baseline MainSails

REGIONS

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BROADENING COMMERCIAL BANKING CAPABILITIES Expanded treasury management product set Full service commercial leasing capability Dedicated resources in Public Finance and Credit Enhancement (in conjunction with Morgan Keegan's public finance area) Broader Capital Markets capabilities Larger footprint is a positive Enhanced ability to attract and retain talent

TAKING STEPS TO MAXIMIZE LONG-TERM OPPORTUNITIES Improved strategic planning and budgeting including new accountability and measurement programs Development of stronger infrastructure Reassessment of operating model Investment initiatives Efficiency initiatives Improved sales and sales training

INVESTING IN THE FUTURE GROWTH OF OUR BUSINESS People Morgan Keegan Indianapolis, Miami and St. Louis offices staffing up Atlanta equity capital markets office Bank branch staffing Banking Over 100 private, retail and commercial bankers One-time opportunities due to other merger transactions $7 - $10 million in total cost in 2005 Ramp-up throughout 2005 and into 2006

INVESTING IN THE FUTURE GROWTH OF OUR BUSINESS Technology Approximately $20 million in 2005 cost Systems include Mainframe capacity upgrade Disaster recovery Branch platform technology HR enhancement e-Banking Benefits include Better external and internal customer service through more reliable and faster systems Better information on which to make decisions More uniformity of systems resulting in future efficiencies

INVESTING IN THE FUTURE GROWTH OF OUR BUSINESS New Bank Branches Over 40 new bank branches planned in 2005 High-growth-potential markets (e.g., Texas) Fill-in branches in already strong markets (e.g., Birmingham) Initial capital investment of $1.5 - $2.5 million per branch Average first year operating cost of approximately $600,000 Typically, 18 months until profitable Must meet return hurdle of 15% $20-$25 million in total 2005 expense impact

BUILDING NEW BANK BRANCHES IN HIGH POTENTIAL GROWTH AREAS
Planned 2005 Branches

- 40+ bank branches planned for 2005
- High-growth potential and fill-in
- Initial investment: $1.5-$2.5MM each
- $20-$25MM in expected 2005 investment


IO
IL
IN
MO
KY
AK
TN
NC
SC
MS
AL
GA
TX
LA
FL
Build-out of new and growth markets
Following change in demographics

REGIONS

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USING PORTION OF TARGETED MERGER COST SAVES TO FUND INCREMENTAL INVESTMENT SPENDING 2004 2006 bl INV. East 30 60 55 55 FYE 2006 $50-$70MM FYE 2004 $30MM FYE 2005 $100-$120MM Merger-related Cost Saves Cumulative $200 MM By Mid-2006 Approximately 50% to Investment Spending Approximately 50% to Reduction of Expenses $50-$60MM $50-$60MM

RIGHT-SIZING MORTGAGE Actions taken in third quarter 2004 Sale of $5 billion of non-footprint mortgage servicing rights Sale of non-footprint retail mortgage production offices Planned actions in 2005 Eliminate conforming wholesale origination channel Evaluate opportunities to eliminate existing operational inefficiencies and take action Evaluate the servicing business Expect action in the first half - look for initial benefits in the last half of 2005, but more fully in 2006

ELIMINATION OF CONFORMING WHOLESALE ORIGINATION CHANNEL Retail Wholesale Correspondent East 45.8 37.2 17 Inconsistent with Regions Mortgage cross-sell strategy Inconsistent with "in-footprint" business strategy Wholesale originations represented approximately 40% of conforming mortgage originations in the last quarter of 2004 $23 million in annualized revenues were produced from wholesale channel Approximate FTE reduction of 200 17% 37% 46% 4Q04 Origination Channel Distribution

MANAGING THROUGH A CHALLENGING ENVIRONMENT FOR NET INTEREST INCOME* Slightly asset-sensitive balance sheet However, deposit pricing assumptions and rate of balance sheet growth critical variables in determining net interest income 3 to 4% loan and deposit growth required to maintain stable net interest income in a flat rate environment Implied forward rates applied to similar balance sheet assumptions result in approximate 2% annual increase in net interest income *Based on December 31, 2004 Balance Sheet Modeling

* 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 0.03 0.061 0.066 0.069 0.07 0.08 0.09 0.11 0.12 0.13 0.14 0.15 0.17 0.18 0.21 0.24 0.28 0.29 0.31 0.34 0.35 0.37 0.42 0.49 0.53 0.57 0.65 0.75 0.81 0.87 0.91 0.94 1 1.34 1.36 Returning Excess Capital Note: Restated to reflect the exchange of Regions shares in connection with Union Planters merger. Each Regions shareholder received 1.2346 shares for each 1.0 share held on July 1, 2004. * Indicated COMMITTED TO CREATING SHAREHOLDER VALUE 05 34 Consecutive Years Of Increased Dividends

COMMITTED TO CREATING SHAREHOLDER VALUE Share Repurchases 20 million share Board Of Directors authorization 19.2 million shares remaining Expect to repurchase 7 - 10 million shares on average in 2005 Managing for Long-Term Success More consistent growth Greater profitability

REGIONS FINANCIAL CORPORATION Committed to Creating Shareholder Value Optimistic about long-term prospects Taking appropriate actions to handle intermediate term challenges and capitalize on long-term opportunities Committed to ongoing, seamless merger execution Dedicated to building a franchise that consistently delivers above average long-term returns to shareholders